                                                                    EXHIBIT 10.1

                                                                  Execution Copy

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered as of September 9, 1997, among GOTHIC ENERGY CORPORATION, an Oklahoma corporation (the "Company"), GOTHIC ENERGY OF TEXAS, INC., an Oklahoma corporation, and GOTHIC GAS CORPORATION, an Oklahoma corporation, and OPPENHEIMER & CO., INC., BANC ONE CAPITAL CORPORATION and PARIBAS CORPORATION (the "Initial Purchasers"). Collectively, Gothic Energy of Texas, Inc. and Gothic Gas Corporation are referred to herein as the "Guarantors."

         This Agreement is made pursuant to the Purchase Agreement dated September 2, 1997 among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of 100,000 units ("Units"), each consisting of $1,000 principal amount of the Company's 12 1/4% Series A Senior Notes due 2004 (together with the related guarantees of the Guarantors, the "Notes") and 14 warrants (the "Warrants") to purchase, at a price of $3.00 per share, shares (the "Warrant Shares") of the Company's common stock, par value $.01 per share (the "Common Stock") of the Company, exercisable on or before September 1, 2004. The Notes will be issued pursuant to an indenture, to be dated as of September 9, 1997 (the "Indenture") by and among the Company, the Guarantors and the Bank of New York, as trustee (the "Trustee"), and the Warrants will be issued pursuant to a warrant agreement, to be dated as of September 9, 1997, by and between the Company and American Stock Transfer & Trust Company, as warrant agent (the "Warrant Agent"), each in the form previously furnished to the Initial Purchasers. The Notes and the Warrants shall be detachable and separately transferable on or after the Separation Date (as defined below). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree, and all other holders of the Units, Notes, Warrants and Warrant Shares (as each term is defined below) from time to time, by their acceptance thereof, shall be conclusively deemed to have agreed, as follows:

SECTION  1.       Definitions.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

         "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.
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         "Agreement" shall have the meaning set forth in the preamble.

         "Closing Date" shall mean the date on which the Closing Time (as defined in the Purchase Agreement) occurs.

         "Company" shall have the meaning set forth in the preamble and also includes the Company's successors.

         "Depositary" shall mean the Trustee, or any other exchange agent appointed by the Company.

         "Exchange Offer" shall mean the exchange offer by the Company of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchange Notes" shall mean 12 1/4% Series B Senior Notes due 2004 issued by the Company (and related guarantees of the Guarantors) under the Indenture containing terms identical in all material respects to the Notes (except that (i) interest on the Exchange Notes shall accrue from the last date on which interest was paid or duly provided for on the Notes or, if no such interest has been paid, from September 9, 1997, (ii) the transfer restrictions on the Notes shall be eliminated and (iii) certain provisions relating to an increase in the stated rate of interest on the Notes shall be eliminated), to be offered to Holders in exchange for Notes pursuant to the Exchange Offer.

         "Guarantors" shall have the meaning set forth in the preamble.

         "Indenture" shall mean the Indenture relating to the Notes and the Exchange Notes dated as of September 9, 1997 between the Company and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchasers" shall have the meaning set forth in the preamble.

         "Majority Note Holders" shall mean the Note Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided, however, that whenever the consent or approval of the Note Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes directly or indirectly held by the Company shall be disregarded in determining whether such consent or approval was given by the Note Holders of such required percentage or amount; and provided, further, that whenever the consent or approval of Note Holders of Registrable Notes is required hereunder with regard to matters related to a registered underwritten or similar offering or with regard to matters pertaining to a Registration Statement, Registrable Notes held by Note Holders not participating in such registered underwritten or similar offering, or Registrable Notes not registered pursuant to such Registration Statement (or, at any time prior to the filing of a Subject Registration Statement and after the determination to file such Subject Registration Statement is made, Registrable Notes whose Note Holders have not requested that such Registrable Notes be included in such Subject Registration Statement), as the case may be, shall be disregarded in determining whether such consent or approval was given by the Note Holders of such required percentage or amount.

         "Majority Warrant Holders" shall have the meaning set forth in Section 4(d) hereof.

         "Note Holders" shall mean each of the Initial Purchasers, for so long as they own any Registrable Notes, and each of its successors, assigns and direct and indirect transferees who shall at the time be owners of Registrable Notes under the Indenture; provided, however, that the term Note Holder shall exclude any underwriter who purchased Registrable Notes for distribution in an underwritten public offering pursuant to an effective Registration Statement.

         "Notes" shall have the meaning set forth in the preamble.

         "Notes Liquidated Damages" shall have the meaning set forth in Section 2(d) hereof.

         "Notes Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b)(i) or (ii) of this Agreement which covers all of the Registrable Notes (except Registrable Notes which the Note Holders have elected not to include in such Notes Shelf Registration Statement or the Note Holders of which have not complied with their obligations under the penultimate paragraph of Section 4 hereof or under the penultimate sentence of Section 2(b) hereof) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

         "Participating Broker Dealer" shall have the meaning set forth in
Section 4(g)(i) hereof.

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, joint stock company, joint venture, charitable foundation or other entity, or a government or any agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of (i) any portion of the Registrable Notes covered by a Subject Registration Statement or (ii) any portion of the Registrable Warrants or Registrable Warrant Shares covered by the

Warrants Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble.

         "Purchaser Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b)(iii) of this Agreement with respect to offers and sales of Registrable Notes held by any or all of the Initial Purchasers (except Registrable Notes which the Initial Purchasers have elected not to include in such Purchaser Shelf Registration Statement or the Initial Purchasers of which have not complied with their obligations under the penultimate paragraph of Section 4 hereof or under the penultimate sentence of Section 2(b) hereof) after completion of the Exchange Offer on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

         "Registrable Notes" shall mean the Notes; provided, however, that any Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement,
(ii) such Notes shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Notes shall have become eligible for resale pursuant to Rule 144(k) under the 1933 Act, (iv) such Notes shall have ceased to be outstanding or (v) such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

         "Registrable Warrant" or "Registrable Warrant Share" shall mean, subject to the last sentence of Section 3(c), each Warrant or Warrant Share, until the earlier to occur of (i) the date on which Warrant or Warrant Share has been effectively registered under the 1933 Act and disposed of pursuant to the Warrant Shelf Registration Statement (as defined below) and (ii) such Warrant or Warrant Shares shall have become eligible for resale pursuant to Rule 144(k) under the 1933 Act.

         "Registration Default" shall have the meaning set forth in Section 3(c) hereof.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement with respect to the Registrable Notes, the Exchange Notes, the Registrable Warrants and the Registrable Warrant Shares, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one firm of legal counsel for any underwriters, Note Holders and holders of the Warrants and Warrant Shares in connection with blue sky qualification of any of the Exchange Notes, Registrable Notes,

Warrants, Registrable Warrants, Warrant Shares or Registrable Warrant Shares),
(iii) all expenses of printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, (iv) all rating agency fees, (v) the fees and disbursements of counsel(s) for the Company and of the independent public accountants of the Company, including the expenses of "cold comfort" letters required by this Agreement, (vi) the fees and expenses of the Trustee and Warrant Agent, and any escrow agent or custodian, (vii) all fees and expenses incurred in connection with listing the Notes or the Exchange Notes, as the case may be, on any securities exchange or on any securities quotation system, (viii) all fees and expenses incurred in connection with listing the Warrants and the Warrant Shares on any securities exchange or on any securities quotation system and (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding fees of counsel to the underwriters or the Note Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of (a) Registrable Notes, Registrable Warrants or Registrable Warrant Shares by any holder.

         "Registration Statement" shall mean any registration statement of the Company which covers any of the Exchange Notes, Registrable Notes, Warrants, Registrable Warrants, Warrant Shares or Registrable Warrant Shares pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Shelf Registration Statement" shall mean a Purchaser Shelf Registration Statement, the Notes Registration Statement or the Warrants Shelf Registration Statement.

         "Subject Registration Statement" shall mean a Notes Shelf Registration Statement or a Purchaser Shelf Registration Statement or both (as the context requires).

         "Separation Date" shall mean the earlier of (i) 180 days from the date of this Agreement or (ii) the effective date of the Exchange Offer Registration Statement.

         "Trustee" shall mean the trustee with respect to the Notes under the Indenture.

         "Units" shall have the meaning set forth in the preamble.

         "Warrants" shall have the meaning set forth in the preamble.

         "Warrant Agent" shall mean the warrant agent with respect to the Warrants under the Warrant Agreement.

         "Warrant Agreement" shall mean the Warrant Agreement relating to the Warrants dated as of September 9, 1997 between the Company and American Stock Transfer & Trust Company, as warrant agent, as the same may be amended from time to time in accordance with the terms thereof.

         "Warrant Shares" shall have the meaning set forth in the preamble.

         "Warrant Shelf Registration Statement" shall have the meaning set forth in Section 3 hereof.

         All references herein to information which is "included" or "contained" in a Registration Statement or Prospectus, and all references of like import, shall include the information (including financial statements) incorporated or deemed to be incorporated by reference therein, and all references herein to amendments or supplements to a Registration Statement or Prospectus shall include any documents filed by the Company under the 1934 Act which are deemed to be incorporated by reference therein.

SECTION  2.       Registration Under the 1933 Act for the Registrable Notes.

                  (a) Exchange Offer Registration. To the extent not prohibited
                      ---------------------------
by law (including, without limitation, any applicable interpretation of the staff of the SEC), the Company shall use its reasonable best efforts (i) to file within 45 days after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Note Holders to exchange all of the Registrable Notes (except Registrable Notes held by an Initial Purchaser and acquired directly from the Company if such Initial Purchaser is not permitted, in the reasonable opinion of counsel to the Initial Purchasers, pursuant to applicable law or SEC interpretation, to participate in the Exchange Offer) for Exchange Notes, (ii) to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 105 days after the Closing Date, (iii) to cause such Exchange Offer Registration Statement to remain effective until the closing of the Exchange Offer and (iv) to consummate the Exchange Offer within 180 days following the Closing Date. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Note Holder (other than Participating Broker-Dealers (as defined in Section 4(f) hereof) and broker-dealers who purchased Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the 1933 Act) eligible and electing to exchange Registrable Notes for Exchange Notes (assuming that such Note Holder is not an affiliate of the Company, acquires the Exchange Notes in the ordinary course of such Note Holder's business and has no arrangements or understandings with any person to participate in the distribution (within the meaning of the 1933 Act) of Exchange Notes) to trade or sell such Exchange Notes from and after their receipt without any limitations or restrictions under the 1933 Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

         In connection with the Exchange Offer, the Company shall:

                                    (A) mail to each Note Holder a copy of the
                  Prospectus forming
                  part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                                    (B) keep the Exchange Offer open for not
                  less than 30 days after the date notice thereof is mailed to the Note Holders (or longer if required by applicable law);

                                    (C) use the services of the Depositary for
                  the Exchange Offer;

                                    (D) permit Note Holders to withdraw tendered
                  Registrable Notes at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Note Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Note Holder is withdrawing his election to have such Notes exchanged; and

                                    (E) otherwise comply in all respects with
                  all applicable laws relating to the Exchange Offer.

         As soon as practicable after the close of the Exchange Offer, the Company shall:

                                            (x) accept for exchange Registrable
                           Notes duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

                                            (y) deliver, or cause to be
                           delivered, to the Trustee for cancellation all Registrable Notes so accepted for exchange by the Company; and

                                            (z) cause the Trustee promptly to
                           authenticate and deliver Exchange Notes to each Note Holder of Registrable Notes equal in amount to the Registrable Notes of such Note Holder so accepted for exchange.

         Interest on each Exchange Security will accrue from the last date on which interest was paid or duly provided for on the Registrable Notes surrendered in exchange therefor or, if no interest has been paid on the Registrable Notes, from September 9, 1997. The Exchange Offer shall not be subject to any conditions, other than (1) that the Exchange Offer, or the making of any exchange by a Note Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (2) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the Exchange Offer, (3) that there shall not have been adopted or enacted any law, statute, rule or regulation prohibiting or limiting the Exchange Offer, (4) that there shall not have been declared by United States federal or Texas or New York state authorities a banking moratorium, (5) that trading on the New York Stock Exchange or generally in the United States over-the-counter market shall not have been suspended by order of the SEC or any other governmental authority and (6) such other conditions as may be reasonably acceptable to Oppenheimer & Co., Inc. which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer. In addition, each Note Holder (other than Participating Broker-Dealers) who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer will be required to represent that (I) it is not an affiliate of the Company or a broker-dealer who intends to tender Registerable Securities acquired directly from the Company for its own account, (II) any Exchange Notes to be received by it were acquired in the ordinary course of business and (III) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the 1933 Act) of the Exchange Notes. Each Participating Broker-Dealer shall be required to make such representations as, in the reasonable judgment of the Company, may be necessary under applicable SEC rules, regulations or interpretations or customary in connection with similar exchange offers. Each Note Holder (including Participating Broker-Dealers) shall be required to make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available and will be required to agree to comply with their agreements and covenants set forth in this Agreement. The Exchange Offer shall be subject to the further condition that no stop order, injunction or similar order shall have been issued or obtained by the SEC or any state securities authority suspending the effectiveness of the Exchange Offer Registration Statement and no proceedings shall have been initiated or, to the knowledge of the Company, threatened for that purpose. To the extent permitted by law, the Company shall, upon request of Oppenheimer & Co., Inc., inform the Initial Purchasers of the names and addresses of the Note Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to, and, if requested by the Company, shall, contact such Note Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

         Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall, if requested by the staff of the SEC, provide a supplemental letter to the SEC (aa) stating that the Company is registering the Exchange Offer in reliance on the position of the SEC enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) and (bb) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes and that, to the best of the Company's information and belief, each Note Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer.

         If in the opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the SEC allowing the Company to consummate the Exchange Offer. The Company hereby agrees to pursue the issuance of such a decision to the SEC staff level, but shall not be required to take action to effect a change of stated or recognized SEC policy. The Company hereby agrees, however, to (xx) participate in telephonic conferences with the SEC and the staff of the SEC, (yy) deliver to the staff of the SEC an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that the Exchange Offer should be permitted and (zzz) diligently pursue a resolution (which need not be favorable) by the staff of the SEC of such submission.

                  (b) Notes Shelf Registration Statement. (i) If, because of any
                      ----------------------------------
change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason the Exchange Offer Registration Statement is not declared effective within 105 days after the Closing Date or the Exchange Offer is not consummated within 180 days after the Closing Date, or
(iii) upon the request of Oppenheimer & Co., Inc. (but only with respect to any Registrable Notes which the Initial Purchasers acquired directly from the Company) following the consummation of the Exchange Offer if any of the Initial Purchasers shall hold Registrable Notes which such Initial Purchaser acquired directly from the Company and if such Initial Purchaser is not permitted, in the opinion of counsel to the Initial Purchasers, pursuant to applicable law or applicable interpretation of the staff of the SEC to participate in the Exchange Offer, then the Company shall, at its cost:

                                    (A) In the event clause (i) or (ii) is
                  applicable, as promptly as practicable (but in no event (x) more than 30 days from the date on which the Company determined that it is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof in the case of clause (i) or (y) on the 150th day after the Closing Date in the case of clause (ii)), use its best efforts to file with the SEC a Notes Shelf Registration Statement relating to the offer and sale of the Registrable Notes (other than Registrable Notes owned by Note Holders who have elected not to include such Registrable Notes in such Notes Shelf Registration Statement or who have not complied with their obligations under the penultimate paragraph of Section 4 hereof or under the penultimate sentence of this Section 2(b)) by the Note Holders from time to time in accordance with the methods of distribution elected by the Majority Note Holders of such Registrable Notes and set forth in such Notes Shelf Registration Statement, and use its best efforts to cause such Notes Shelf Registration Statement to be declared effective by the SEC by the 180th day after the Closing Date. In the event that the Company is required to file a Purchaser Shelf Registration Statement upon the request of Oppenheimer & Co., Inc. pursuant to clause (iii) above, the Company shall use its best efforts (unless clause (i) or (ii) above is applicable) to file and have declared effective by the SEC an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes (other than Registrable Notes acquired directly from the Company and held by the Initial Purchasers) and use its best efforts to file, promptly after any such request from Oppenheimer & Co., Inc., and have declared effective, a Purchaser Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement or, if clause (i) or (ii) above is applicable, a combined Registration Statement with the Notes Shelf Registration Statement);

                                    (B) use its best efforts to keep the
                  relevant Subject Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Note Holders for a period of two years from the date a Notes Shelf Registration Statement is declared effective by the SEC (or, in the case of a Purchaser Shelf Registration Statement, one year from the date a Purchaser Shelf Registration Statement is declared effective) or in each case such shorter period which will terminate when all of the Registrable Notes covered by the relevant Subject Registration Statement have been sold pursuant to such Subject Registration Statement or otherwise are no longer Registrable Notes; and

                                    (C) notwithstanding any other provisions
                  hereof, use its best efforts to ensure that (x) any Subject Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (y) any Subject Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                  (z) any Prospectus forming part of any Subject Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

         To the extent permitted by law, the Company further agrees, if necessary, to supplement or amend the Notes Shelf Registration Statement (if reasonably requested by one firm of legal counsel selected by the Majority Note Holders) or the Purchaser Shelf Registration Statement (if reasonably requested by Oppenheimer & Co., Inc.), as the case may be, with respect to information relating to the Note Holders or the Initial Purchasers, respectively, and otherwise as required by Section 4(b) below, to use its best efforts to cause any such amendment to become effective and such Subject Registration Statement to become usable as soon as thereafter practicable and to furnish to the Note Holders of Registrable Notes registered thereby or the relevant Initial Purchasers, as the case may be, copies of any such supplement or amendment promptly after its being used or filed with the SEC. The Company may require, as a condition to including the Registrable Notes of any Note Holder in any Subject Registration Statement, that such Note Holder shall have furnished to the Company a written agreement to the effect that such Note Holder agrees to comply with and be bound by the provisions of this Agreement. For further clarity, the Company shall have no obligation to keep the Notes Shelf Registration

Statement effective after consummation of the Exchange Offer, and the Company's obligations to use its best efforts to file a Notes Shelf Registration Statement and to keep such Notes Shelf Registration Statement effective shall immediately terminate upon effectiveness of the Exchange Offer Registration Statement (regardless of when such effectiveness shall occur).

                  (c) Effective Registration Statement. (i) The Company will be
                      --------------------------------
deemed not to have used its best efforts to cause the Exchange Offer Registration Statement or any Subject Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Company voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Note Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless such action is, in the reasonable judgment of the Company, required by applicable law (including, without limitation, any interpretation of the SEC).

         (ii) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Subject Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to such Subject Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Subject Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Subject Registration Statement may legally resume.

                  (d) Increase in Interest Rate. In the event that (i) the
                      -------------------------
Exchange Offer Registration Statement is not filed with the SEC on or prior to the 45th calendar day after the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 120th calendar day after the Closing Date or (iii) the Exchange Offer is not consummated or a Notes Shelf Registration Statement required to be filed is not declared effective by the SEC on or prior to the 180th calendar day after the Closing Date, the interest rate borne by the Notes shall be increased by 0.50% per annum, as liquidated damages ("Notes Liquidated Damages"), following the occurrence of each of such 45th day in the case of clause (i) above, such 120th day in the case of clause (ii) above, or such 180th day in the case of clause
(iii) above; provided, however, that the aggregate amount of any such increase in such interest rate will in no event exceed 1.50% per annum; and provided, further that if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 120th day following the Closing Date, then Notes owned by Persons who do not comply in all material respects with their obligations under the penultimate paragraph of Section 4 will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (A) the filing of the Exchange Offer Registration Statement after the 45th day described in clause (i) above, (B) the effectiveness of the Exchange Offer Registration Statement after the 120th day described in clause (ii) above or (C) the consummation of the Exchange Offer or the effectiveness of a Notes Shelf Registration Statement, as the case may be, after the 180th day described in clause (iii) above, the interest rate borne by the Notes from the date of such filing, effectiveness or consummation (effective immediately preceding such consummation), as the case may be, will be reduced to the original interest rate; provided, however, that the interest rate borne by the Notes will be reduced to the original interest rate only if there is not then continuing a default with respect to any of the events set forth in the immediately preceding sentence causing the interest rate borne by the Notes to increase.

                  (e) Specific Enforcement. Without limiting the remedies
                      --------------------
available to the Initial Purchasers and the Note Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Note Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may, to the extent permitted by law, obtain such relief as may be required to specifically enforce the Company's obligations under
Section 2(a) and Section 2(b) hereof.

SECTION  3.       Warrants Shelf Registration.

                  (a) Warrants Shelf Registration Statement. Promptly (and in
                      -------------------------------------
any event not more than 45 days) following the Closing Date, the Company shall file with the Commission and thereafter use its best efforts to have declared effective not later than 105 days after the Closing Date, a registration statement on an appropriate form under the 1933 Act relating to (i) the offer and sale of the Registrable Warrant Shares by the Company to the holders of the Registrable Warrants upon exercise thereof and (ii) the offer and sale of the Registrable Warrants and Registrable Warrant Shares by the holders thereof, in each case from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the 1933 Act (the "Warrants Shelf Registration Statement"). For purposes of this Agreement, the term "Registrable Warrant Shares" shall be deemed to include any Warrant Shares issued and sold by the Company to any holder (other than the holders who purchased directly from the Initial Purchasers) of Registrable Warrants upon the exercise thereof.

                  (b) Effectiveness. The Company agrees to use its best efforts
                      -------------
to keep the Warrants Shelf Registration Statement continuously effective in order to permit the Prospectus included therein to be usable by the holders of the Registrable Warrants and the Registrable Warrant Shares for nine years from the Closing Date or such shorter period that will terminate when all Registrable Warrants and Registrable Warrant Shares covered by the Warrants Registration Statement have been sold pursuant to such registration statement; provided, that the Company shall be deemed not to have used its best efforts to keep the Warrants Registration Statement effective during the requisite period if it voluntarily takes any action that would result in holders of the Registrable Warrants and Registrable Warrant Shares covered thereby not being able to offer and sell such Registrable Warrants and Registrable Warrant Shares during that period, unless such action is required by applicable law, and provided, further, that the foregoing shall not apply to actions if the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of such registration statement would (i) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (ii) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates (as defined in the rules and regulations adopted under the 1934 Act); provided, however, that the failure to keep the registration statement effective and usable for offers and sales of Registrable Warrants and Registrable Warrant Shares for such reasons shall last no longer than 60 days in any 12-month period (whereafter Warrant Liquidated Damages (as defined in Section 3(c)) shall accrue and be payable).

                  (c) Warrants Liquidated Damages. If the Company fails to file
                      ---------------------------
within 45 days, or cause to become effective within 105 days, the Warrants Shelf Registration Statement, or (subject to Section 3(b)) the Warrants Shelf Registration Statement is declared effective but thereafter ceases to be effective in connection with resales of the Registrable Warrants or Registrable Warrant Shares (each, a "Registration Default"), then the Company agrees to pay to each holder of Registrable Warrants or Registrable Warrant Shares, liquidated damages in an amount equal to (i) one-tenth of one cent ($.001) per day per Registrable Warrant or such Registrable Warrant Share held by such holder during the two week period immediately following a Registration Default, (ii) three-tenths of one cent ($.003) per day per Registrable Warrant or such Registrable Warrant Share held by such holder during the four week period immediately following the two week period referred to in clause (i) and (iii) thereafter, five-tenths of one cent ($.005) per day per Registrable Warrant or such Registrable Warrant Share held by such holder (the "Warrant Liquidated Damages"), accruing in each case from the date of such Registration Default and ceasing to accrue on the date such Registration Default has been cured by, by as applicable, the filing, declaration of effectiveness or withdrawal of suspension of effectiveness of the applicable Registration Statement. The Company shall deliver the Warrant Liquidated Damages to the Warrant Agent on the first day of each month next following a month as to which Warrant Liquidated Damages have accrued for the benefit of the holders of Registrable Warrants and to a paying agent (which may be the Company) for the benefit of the holders of Registrable Warrant Shares and cause the Warrant Agent and such paying agent to promptly deliver such funds to the holders of Registrable Warrants and Registrable Warrant Shares entitled thereto. For purposes of this Agreement, the term "Registration Default" shall not include the failure of the Company to register the offer and sale of the Registrable Warrant Shares of the Company to the holders of the Registrable Warrants as set forth under Section 3(a)(i) hereof if such registration is against the current policies of the staff of the SEC.

                  (d) Notwithstanding any other provisions of this Agreement to the contrary, the Company will cause the Warrants Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary to make the statements therein not misleading.

                  (e) Specific Enforcement. Without limiting the remedies
                      --------------------
available to the Initial Purchasers and the holders of the Warrants and Warrant Shares, the Company acknowledges that t any failure by the Company to comply with its obligations under this Section 3 may result in material irreparable injury to the Initial Purchases or the holders of the Warrant sand Warrant Shares for which there is not adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any holder of Warrants or Warrant Shares may, to the extent permitted by law, obtain such relief as may be required to specifically enforce the Company's obligations under this Section 3.

SECTION  4.       Registration Procedures.

         In connection with the obligations of the Company with respect to the Exchange Offer Registration Statement pursuant to Sections 2(a), the Notes Shelf Registration Statement pursuant to Section 2(b) and the Warrants Shelf Registration Statement pursuant to Section 3(a) hereof, but only so long as the Company shall have an obligation under this Agreement to keep a Registration Statement effective, the Company shall:

                  (a) use its best efforts to prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2 or 3, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Notes Shelf Registration, be available for the sale of the Registrable Notes by the selling Note Holders thereof, (iii) shall, in the case of a Warrants Shelf Registration Statement, be available for the sale of the Registrable Warrants and Registrable Warrant Shares by the selling holders thereof, and (iv) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and use its best efforts to cause such Registration Statement to remain effective in accordance with Section 2 or 3 hereof;

                  (b) to the extent permitted by law, use its best efforts to
(i) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period, (ii) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed (if required) pursuant to Rule 424 under the 1933 Act, and (iii) comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Note Holders or selling holders of the Registrable Warrants or Registrable Warrant Shares;

                  (c) in the case of a Notes Shelf Registration Statement, (i) notify each Note Holder, at least ten business days prior to filing, that the Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Note Holders that the distribution of Registrable Notes will be made in accordance with the method elected by the Majority Note Holders; and (ii) furnish to each Note Holder of registered under the Notes Shelf Registration Statement, to a single firm of legal counsel for the Note Holders (including the Initial Purchasers) and to the managing underwriters of an underwritten offering of Registrable Notes, if any, and their counsel, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and documents incorporated by reference therein as such Note Holder, counsel or underwriters may reasonably request and, if the Note Holder so requests, all exhibits thereto (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) subject to Section 4(m) hereof and the last paragraph of this
Section 4, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Note Holders of Registrable Notes in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto but only during the period of time that the Company is required to keep the Shelf Registration Statement effective pursuant to this Agreement;

                  (d) in the case of a Warrants Shelf Registration Statement,
(i) notify each holder of Registrable Warrants and Registrable Warrant Shares, at least 10 business days prior to filing, that the Warrants Shelf Registration Statement with respect to the Registrable Warrants and Registrable Warrant Shares is being filed and advising such holders that the distribution of Registrable Warrants and Registrable Warrant Shares will be made in accordance with the method elected by the majority of the holders of the Registrable Warrants and Registrable Warrant Shares acting as a single Class (the "Majority Warrant Holders") and (ii) furnish to each holder of Registrable Warrants and Registrable Warrant Shares registered under the Warrants Shelf Registration Statement, to a single firm of legal counsel for the holders of the Registrable Warrants and Registrable Warrant Shares (including the Initial Purchasers) and to the managing underwriters of an underwritten offering of Registrable Warrants and Registrable Warrant Shares, if any, and their counsel, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and documents incorporated by reference therein as such holders of Registrable Warrants and Registrable Warrant Shares, such holders' counsel or underwriters may reasonably request and, if such holders so request, all exhibits thereto (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Warrants and Registrable Warrant Shares; and (iii) subject to Section 4(m) hereof and the last paragraph of this Section 4, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Warrants and Registrable Warrant Shares in connection with the offering and sale of the Registrable Warrants and Registrable Warrant Shares covered by the Prospectus or any amendment or supplement thereto but only during the period of time that the Company is required to keep the Warrants Shelf Registration Statement effective pursuant to this Agreement;

                  (e) use its best efforts to register or qualify the Registrable Notes, Registrable

Warrants and Registrable Warrant Shares under all applicable state securities or "blue sky" laws, to the extent not preempted by federal law, of such jurisdictions in the United States as (i) the Majority Note Holders of Registrable Notes covered by a Registration Statement and the managing underwriter of an underwritten offering of Registrable Notes and (ii) the Majority Warrant Holders covered by the Warrants Shelf Registration Statement shall reasonably request prior to the time the applicable Registration Statement is declared effective by the SEC, to cooperate with the Note Holders and holders of the Registrable Warrants and Registrable Warrant Shares in connection with any filings required to be made with the NASD, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition of such Registrable Notes, Registrable Warrants and Registrable Warrant Shares in the jurisdiction of such holder pursuant to such Registration Statement; provided, however, that the Company shall not be required to (a) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e) or (b) take any action that would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

                  (f) in the case of a Shelf Registration Statement, promptly notify a single firm of legal counsel for the Note Holders or the holders of Registrable Warrants and Registrable Warrant Shares, as the case may be, registered thereby (including any Initial Purchasers) and Oppenheimer & Co., Inc. and, if requested by such counsel or Oppenheimer & Co., Inc., promptly confirm such advice in writing (by notice to such counsel or to Oppenheimer & Co., Inc.) (i) when such Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to such Registration Statement and the related Prospectus or for additional information after such Registration Statement has become effective,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of such Registration Statement and the closing of any sale of Registrable Notes or Registrable Warrants and Registrable Warrant Shares covered thereby pursuant to an underwriting agreement to which the Company is a party, the representations and warranties of the Company contained in such underwriting agreement cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Notes or Registrable Warrants and Registrable Warrant Shares covered by such Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) upon the Company becoming aware thereof, of the happening of any event or the discovery of any facts during the period such Registration Statement is effective which (A) makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or (B) causes such Registration Statement or the related Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g) (i) in the case of the Exchange Offer, (A) include in the Exchange

Offer Registration Statement a "Plan of Distribution" section covering the use of the Prospectus included in the Exchange Offer Registration Statement by Participating Broker-Dealers (as defined below) who have exchanged their Registrable Notes for Exchange Notes for the resale of such Exchange Notes, (B) furnish to each Participating Broker-Dealer who notifies the Company in writing that it desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (C) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes, (D) subject to Section 3(m) hereof and the last paragraph of this Section 4, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Participating Broker-Dealer in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto for a period ending 180 days following consummation of the Exchange Offer or, if earlier, when all Exchange Notes received by such Participating Broker-Dealer in exchange for Registrable Notes acquired for their own account as a result of market-making or other trading activities have been disposed of by such Participating Broker-Dealer, and (E) include in the letter of transmittal or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer a provision substantially in the following form (or such similar provision as is reasonably acceptable to counsel for the Initial Purchasers and as, in the reasonable opinion of the Company, may at the time be required by applicable law or SEC interpretation):

                  "If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Registrable Notes, it represents that the Registrable Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act"; and

                           (ii) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company shall use its best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be

         Oppenheimer & Co., Inc. or another Initial Purchaser) (A) a "cold comfort" letter addressed to the Participating Broker-Dealers from the Company's independent certified public accountants with respect to the Prospectus in the Exchange Offer Registration Statement in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer, (B) a comfort letter addressed to the Participating Broker-Dealers from the Company's independent petroleum engineers in a form similar to the letter of such engineers delivered pursuant to the Purchase Agreement; and (C) an opinion of counsel to the Company addressed to the Participating Broker-Dealers in customary form relating to the Exchange Notes; and

                           (iii) to the extent any Participating Broker-Dealer participates in the Exchange Offer and notifies the Company or causes the Company to be notified in writing that it is a Participating Broker-Dealer, the Company shall use its best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days following the last date on which exchanges are accepted pursuant to the Exchange Offer, or, if earlier, when all Exchange Notes received by Participating Broker-Dealers in exchange for Registrable Notes acquired for their own account as a result of market-making or other trading activities have been disposed of by such Participating Broker-Dealers; and

                           (iv) not be required, however, to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 4(b) hereof, or take any other action as a result of this Section 4(g), at any time after 180 days after the last date for which exchanges are accepted pursuant to the Exchange Offer (or such earlier date referred to in Paragraph (C) above), and Participating Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 4 or otherwise;

         it being understood that, notwithstanding anything in this Agreement to the contrary, the Company shall not be required to comply with any provision of this Section 4(g) or any other provision of this Agreement relating to the distribution of Exchange Notes by Participating Broker-Dealers, to the extent that the Company reasonably concludes (with the consent of Oppenheimer & Co., Inc., not to be unreasonably withheld) that compliance with such provision is no longer required by applicable law or interpretation of the staff of the SEC;

                  (h) in the case of an Exchange Offer, furnish to one firm of legal counsel for the Initial Purchasers and in the case of a Shelf Registration Statement, furnish to one firm of legal counsel for the Note Holders or one firm of legal counsel for the holders of the Registrable Warrants and Registrable Warrant Shares, as the case may be, covered thereby copies of any request received by or on behalf of the Company, from the SEC or any state securities authority for amendments or supplements to the relevant Registration Statement and Prospectus or for additional information;

                  (i) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide prompt notice to one firm of legal counsel for the Note Holders or holders of the Registrable Warrants and Registrable Warrant Shares, as the case may be, of the withdrawal of any such order;

                  (j) in the case of a Shelf Registration Statement, furnish to each Holder of Registrable Notes or holders of the Registrable Warrants and Registrable Warrant Shares, as the case may be, registered or holders of the Registrable Warrants and Registrable Warrant Shares, as the case may be, thereby, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (k) in the case of a Subject Shelf Registration Statement cooperate with the selling Note Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legend (except any customary legend borne by securities held through The Depository Trust Company or any similar depository); and cause such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Note Holders or the underwriters, if any, may request at least two business days prior to the closing of any sale of Registrable Notes;

                  (l) in the case of a Warrants Shelf Registration Statement, cooperate with the selling holders of the Registrable Warrants and Registrable Warrant Shares to facilitate the timely preparation and delivery of certificates representing Registrable Warrants and Registrable Warrant Shares to be sold and not bearing any restrictive legend (except any customary legend borne by securities held through the Depository Trust Company or any similar depository); and cause such Registrable Warrants and Registrable Warrant Shares to be in such denominations (consistent with the provisions of the Warrant Agreement) and registered in such names as the selling holders of the Registrable Warrants and Registrable Warrant Shares or the underwriters, if any, may request at least two business days prior to the closing of any sale of Registrable Warrants and Registrable Warrant Shares;

                  (m) in the case of a Shelf Registration, upon the Company becoming aware of the occurrence of any event or the discovery of any facts, each as contemplated by Section 4(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to the relevant Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes or purchasers of the Registrable Warrants and Registrable Warrant Shares, as the case may be, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Note Holder registered under the relevant Shelf Registration Statement to suspend use of the Prospectus as promptly as practicable after the Company becomes aware of the occurrence of such an event, and each Note Holder registered under the relevant Shelf Registration Statement hereby agrees to suspend use of the Prospectus after receipt of such notice until the Company has amended or supplemented the Prospectus to correct such misstatement or omission or has advised such holders that use of such Prospectus may be resumed. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, or the Company otherwise determines that use of such Prospectus may be resumed, the Company agrees promptly to notify each holder registered under the relevant Shelf Registration Statement of such determination and (if applicable) to furnish each such holder such numbers of copies of the Prospectus, as amended or supplemented, as such holder may reasonably request;

                  (n) not later than the effective date of the applicable registration statement, the Company will provide a CUSIP number for the Registrable Notes, the Exchange Notes, the Registrable Warrants or the Registrable Warrant Shares, as the case may be, and provide (x) the Trustee or Warrant Agent with printed certificates for the Registrable Notes, the Exchange Noes, the Registrable Warrants or the Registrable Warrant Shares, as the case may be, and (y) the transfer agent and registration for the Common Stock with printed certificates for the Registrable Warrants Shares in a form eligible for deposit with The Depository Trust Company; provided, however, that the Company shall not be required to provide printed certificates for any Exchange Notes or Registrable Notes to be so-called "book-entry only" securities;

                  (o) unless the Indenture, as it relates to the Exchange Notes or the Registrable Notes, as the case may be, has already been so qualified, use its best efforts to (i) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be,
(ii) cooperate with the Trustee and the Note Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (p) in the case of a Shelf Registration Statement, take all customary and appropriate actions reasonably required (including those reasonably requested by the Majority Note Holders or Majority Warrant Holders, as the case may be) in order to expedite or facilitate the disposition of the Registrable Notes or Registrable Warrants and Registrable Warrant Shares, as the case may be, registered thereby. If requested as set forth below, the Company agrees that it will in good faith negotiate the terms of an Underwriting Agreement, which shall be in form and scope as is customary for similar offerings of notes with similar credit ratings (including, without limitation, representations and warranties to the underwriters) and shall otherwise be reasonably satisfactory to the Company and the managing underwriters; and:

                           (i) if requested by the managing underwriters, obtain opinions of counsel to the Company (which counsel shall be reasonably satisfactory to the managing underwriters) addressed to such underwriters, covering the matters customarily covered in opinions requested in underwritten sales of securities in substantially the forms specified in the Underwriting Agreement;

                           (ii) if requested by the managing underwriters, obtain a "cold comfort" letter and an update thereto not later than two weeks after the date of the original letter (or if not available under applicable accounting pronouncements or standards, a single "procedures" letter and a single update thereto) from the Company's independent certified public accountants addressed to the underwriters named in the Underwriting Agreement and use its best efforts to have such letter addressed to the selling Note Holders or selling holders of Registrable Warrants and Registrable Warrant Shares, as the case may be, (provided, however, that such letter need not be addressed to any Note Holders or holders of Registrable Warrants and Registrable Warrant Shares, as the case may be, to whom, in the reasonable opinion of the Company's independent certified public accountants, addressing such letter is not permissible under applicable accounting standards), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" (or "procedures") letters to underwriters in connection with similar underwritten offerings;

                           (iii) if requested by the managing underwriters, obtain a comfort letter from the Company's independent petroleum engineers addressed to the underwriters named in the Underwriting Agreement, such letter to be in a form similar to the letter of such engineers delivered pursuant to the Purchase Agreement; and

                           (iv) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar underwritten offerings.

         Notwithstanding anything herein to the contrary, the Company shall have no obligation to enter into any underwriting agreement or permit an underwritten offering of Registrable Notes or Registrable Warrants and Registrable Warrant Shares unless a request therefor shall have been received from the Majority Note Holders or the Majority Warrant Holders, as the case may be, then outstanding within ten business days of the date of the notice from the Company as required by Section 4(c) or 4(d). In the case of such a request for an underwritten offering, the Company shall provide reasonable advance written notice to the Note Holders or holders of Registrable Warrants and Registrable Warrant Shares, as the case may be, of such proposed underwritten offering. Such notice shall
(A) offer each such holder the right to participate in such underwritten offering (but may indicate that whether or not all Registrable Notes or all Registrable Warrants and Registrable Warrant Shares, as the case may be, are included will be at the discretion of the underwriters), (B) specify a date, which shall be no earlier than ten business days following the date of such notice, by which such holder must inform the Company of its intent to participate in such underwritten offering and (C) include the instructions such holder must follow in order to participate in such underwritten offering;

                  (q) in the case of a Shelf Registration, (in the case of a Notes Shelf

Registration Statement, to the extent customary in connection with a "due diligence" investigation for an offering of Notes with a similar credit rating to that of the Registrable Notes) make available for inspection by representatives appointed by the Majority Note Holders or the Majority Warrant Holders, as the case may be, and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and one firm of legal counsel retained for all Note Holders or holders of Registrable Warrants and Registrable Warrant Shares, as the case may be, participating in such Shelf Registration, and one firm of legal counsel to the underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, employees and any other agents of the Company to supply all information reasonably requested by any such representative, underwriters or counsel in connection with the Shelf Registration Statement; provided, however, that, if any such records, documents or other information relates to pending or proposed acquisitions or dispositions, or otherwise relates to matters reasonably considered by the Company to constitute sensitive or proprietary information, the Company need not provide such records, documents or information unless the foregoing parties enter into a confidentiality agreement in customary form and reasonably acceptable to such parties and the Company;

                  (r) (i) a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers, and make such changes in any such document prior to the filing thereof as Oppenheimer & Co., Inc. or one firm of legal counsel to the Initial Purchasers may reasonably request; (ii) in the case of a Shelf Registration Statement, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to Oppenheimer & Co., Inc., one firm of legal counsel appointed by the Majority Note Holders or Majority Warrant Holders to represent the Note Holders or the Majority Warrant Holders, as the case may be, participating in such Shelf Registration Statement, the managing underwriters of an underwritten offering of Registrable Notes or Registrable Warrants and Registrable Warrant Shares, as the case may be, if any, and their counsel, and make such changes in any such document prior to the filing thereof as Oppenheimer & Co., Inc., such one firm of legal counsel for the Note Holders or holders of Registrable Warrants and Registrable Warrant Shares, as the case may be, such managing underwriters or their counsel may reasonably request; and (iii) cause the representatives of the Company to be available for discussion of such document as shall be reasonably requested by Oppenheimer & Co., Inc., one firm of legal counsel to the Note Holders, the holders of the Registrable Warrants and Registrable Warrant Shares, the managing underwriters and their counsel; and shall not at any time make any filing of any such document of which Oppenheimer & Co., Inc., one firm of legal counsel to the Note Holders, the holders of the Registrable Warrants and Registrable Warrant Shares, the managing underwriters and their counsel shall not have previously been advised and furnished a copy or to which Oppenheimer & Co., Inc., one firm of legal counsel to the Note Holders, the holders of the Registrable Warrants and

Registrable Warrant Shares, the managing underwriters and their counsel shall reasonably object; provided, however, that the provisions of this paragraph (p) shall not apply to any document filed by the Company pursuant to the 1934 Act which is incorporated or deemed to be incorporated by reference in any Registration Statement or Prospectus;

                  (s) in the case of a Shelf Registration Statement and if requested by the managing underwriters, if any, or the Majority Note Holders or the Majority Warrant Holders, as the case may be, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters, selling Note Holders or selling holders of the Registrable Warrants and Registrable Warrant Shares, as the case may be, as the managing underwriters, if any, or such holders or their counsel reasonably request to be included or made therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) if required, supplement or make amendments to such Shelf Registration Statement;

                  (t) upon delivery of the Registrable Notes by Note Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes; in no event shall such Registrable Notes be marked as paid or otherwise satisfied;

                  (u) use its best efforts to cause the Exchange Notes, if applicable, and, in the event of a Shelf Registration Statement, the Notes to be rated with not more than two rating agencies selected by the Company, if so requested by the Majority Note Holders or by the managing underwriters of an underwritten offering of Registrable Notes, if any, unless the Exchange Notes or the Registrable Notes, as the case may be, are already so rated or unless the Company has obtained such ratings for its long-term Notes generally;

                  (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

                  (w) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any managing underwriters and their counsel.

         In the case of a Shelf Registration Statement, the Company may (as a condition to such holder's participation in the Shelf Registration Statement)
(i) require each holder of Registrable Notes, Registrable Warrants or Registrable Warrant Shares to furnish to the Company such information regarding such holder and the proposed distribution by such Holder of such Registrable Notes, Registrable Warrants or Registrable Warrant Shares as the Company may from time to time reasonably request in writing and such other information as, in the reasonable opinion of the Company, is required for inclusion in the Shelf Registration Statement, and (ii) further require each holder of Registrable Notes, Registrable Warrants or Registrable Warrant Shares through one firm of legal counsel on behalf of all such holders of Registrable Notes, Registrable Warrants or Registrable Warrant Shares, to furnish to the Company any comments on the Shelf Registration Statement and the Prospectus included therein or any amendment or supplement to any of the foregoing not later than such times as the Company reasonably may request. Each holder of securities included in a Shelf Registration Statement agrees promptly to notify the Company of any inaccuracy or change in information previously furnished to the Company or the occurrence of any event, in either case, as a result of which the relevant Registration Statement or the related Prospectus contains or would contain an untrue statement of a material fact or omits or would omit to state any material fact regarding such Holder, its intended method of distribution of Registrable Notes, Registrable Warrants or Registrable Warrant Shares or otherwise that is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. As soon as practicable, the Company will, subject to the reasonable approval of its counsel, incorporate in a supplement or post-effective amendment to the relevant Registration Statement or related Prospectus such information furnished in writing to the Company and requested to be included therein, and furnish to such holder copies of the Prospectus, as amended or supplemented, as reasonably requested.

         In the case of a Shelf Registration Statement, each holder agrees and, in the case of the Exchange Offer Registration Statement, each Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 4(f)(ii)-(vi) or Section 4(m) hereof (it being understood and agreed that, for purposes of this paragraph, all references in Sections 4(f)(ii)-(vi) and Section 4(m) to a "Shelf Registration Statement" or a "Registration Statement" shall be deemed to mean and include the Shelf Registration Statement, the Purchaser Shelf Registration Statement or the Exchange Offer Registration Statement or all or any combination thereof (as the context requires), mutatis mutandis), such holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Notes, Registrable Warrants or Registrable Warrant Shares pursuant to such Registration Statement and discontinue use of the Prospectus included therein until such holder's or Participating Broker-Dealer's receipt, as the case may be, of (A) copies of the supplemented or amended Prospectus contemplated by Section 4(m) hereof or (B) notice from the Company that the sale of the Registrable Notes, Registrable Warrants or Registrable Warrant Shares may be resumed, and, if so directed by the Company, such holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Notes, Registrable Warrants or Registrable Warrant Shares current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes, Registrable Warrants or Registrable Warrant Shares pursuant to a Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 4(f) (ii)- (vi) or 4(m) hereof, the

Company shall be deemed to have used its best efforts to keep such Registration Statement effective during such period of suspension, provided that the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to such Registration Statement or the related Prospectus and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Note Holders or holders of the Registrable Warrants or Registrable Warrant Shares shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or the date on which the Company has given notice that the sale of Registrable Notes or Registrable Warrants and Registrable Warrant Shares may be resumed, as the case may be. Each holder of Registrable Notes or Registrable Warrants and Registrable Warrant Shares hereby agrees that it will at all times use the then most current Prospectus, as then amended or supplemented, which has been provided to it by the Company in connection with the resale or transfer of any Registrable Notes or Registrable Warrants and Registrable Warrant Shares pursuant to a Registration Statement or Prospectus.

SECTION  5.       Expenses.

         The Company (i) shall pay all Registration Expenses in connection with the performance of its obligations under Section 2, Section 3 and Section 4, and
(ii) in connection with the Exchange Offer Registration Statement and the Notes Shelf Registration Statement, shall reimburse the Note Holders of Registrable Notes being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Notes Shelf Registration Statement, as applicable (or to the extent such fees and disbursements are paid to such counsel by the Initial Purchasers, the Initial Purchasers), for the reasonable fees and disbursements of not more than one counsel, to be chosen by the Note Holders of a majority in principal amount of the Registrable Notes for whose benefit such Registration Statement is being prepared. Each Note Holder (including each Initial Purchaser) shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Note Holder's Registrable Notes pursuant to any Subject Registration Statement or the exchange of its Registrable Notes pursuant to any Exchange Offer Registration Statement. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to pay the fees and disbursements of legal counsel for any Note Holders or holder of Registrable Warrants or Registrable Warrant Shares (including Initial Purchasers) except (A) as provided in clause (ii) of the first sentence of this paragraph, (B) to the extent such fees and disbursements constitute Registration Expenses which the Company is required to pay pursuant to the other provisions of this Agreement and (C) to the extent required by
Section 7 hereof. In the case of the Warrants Shelf Registration Statement, the Company shall bear or reimburse the holders of the Registrable Warrants and the Registrable Warrant Shares for the reasonable fees and expenses of the one firm of counsel designated by holders of a majority of the Registrable Warrants or Warrant Shares (voting together as a class) to act as counsel.

SECTION  6.       Underwritten Registrations.

         If any of the Registrable Notes or Registrable Warrants and Registrable Warrant Shares covered by a Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage the offering will be selected by the Company and shall be reasonably acceptable to the Majority Note Holders or the Majority Warrant Holders included in such offering, as the case may be.

         No holder of Registrable Notes or Registrable Warrants and Registrable Warrant Shares may participate in any underwritten offering hereunder unless such holder (a) agrees to sell such holder's Registrable Notes or Registrable Warrants and Registrable Warrant Shares on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

SECTION  7.       Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Initial Purchaser, each holder of Notes, Exchange Notes, Warrants and Warrant Shares and each Person, if any, who controls any such Person within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                           (i) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which
         (A) Exchange Notes or Registrable Notes were registered under the 1933 Act or (B) the Warrants or Warrant Shares were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expenses whatsoever, as incurred (including (subject to Section 7(c) below) the fees and disbursements of counsel chosen by Oppenheimer & Co., Inc. or, in the event that Oppenheimer & Co., Inc. is not an indemnified party, by a majority of the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 7(a);

         provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser, any Note Holder, any holder of a Warrant or Warrant Shares or any underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Initial Purchaser or holder from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Notes, Exchange Notes, Registrable Warrants, Warrants, Registrable Warrant Shares or Warrant Shares (or any person who controls such Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) if a copy of the Prospectus (as then amended or supplemented and furnished by the Company to such Initial Purchaser or Bite Holder, as the case may be) was not sent or given by or on behalf of such Initial Purchaser or Holder, as the case may be, to such person at or prior to the sale of such securities and if the Prospectus (as so amended or supplemented) would have corrected any untrue statement or omission, or alleged untrue statement or omission, giving rise to such loss, liability, claim, damage or expense (provided the Company has delivered the Prospectus (as then amended or supplemented) to the several Initial Purchasers or applicable holders in requisite quantity on a timely basis to permit such delivery or sending).

                  (b) In the case of a Notes Shelf Registration Statement or a Warrants Registration Statement, each Note Holder and holders of Warrants or Warrant Shares, as the case may be, agrees, severally and not jointly, to indemnify and hold harmless the Company, each Initial Purchaser, each underwriter who participates in an offering of Registrable Notes, Registrable Warrants or Registrable Warrant Shares and the other Note Holders and holders of Warrants or Warrant Shares, as the case may be, and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement in question) and each Person, if any, who controls the Company, any Initial Purchaser, any underwriter or any other Holder or holders of Warrants or Warrant Shares, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in Section 9(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); provided, however, that no such holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such holder from the sale of securities pursuant to such Registration Statement.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have other than on account of this indemnity agreement or the contribution agreement set forth in Section 7(d) below. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Oppenheimer & Co., Inc. (or, in the event that Oppenheimer & Co., Inc. is not an indemnified party, by a majority in interest of the indemnified parties), and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. Notwithstanding the foregoing, in case any action or proceeding shall be instituted and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, after written notice from the indemnifying party to such indemnified party, to assume the defense thereof with counsel of its choice reasonably acceptable to the indemnified parties in such action. Notwithstanding the election of the indemnifying party to assume defense of such action or proceeding, the indemnified party shall have the right, at its own expense, to employ one additional firm as separate counsel and to participate in the defense of the action or proceeding; provided that the indemnifying party shall pay the reasonable fees and expenses of such separate counsel reasonably satisfactory to the indemnifying party if (i) the indemnifying party shall have failed to employ counsel to represent the indemnified party in a reasonably timely manner or (ii) the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded and notified the indemnifying party that in its reasonable judgment representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) (which counsels shall be selected by Oppenheimer & Co., Inc. or, in the event that Oppenheimer & Co., Inc. is not an indemnified party, by a majority in interest of the indemnified parties) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) In order to provide for just and equitable contribution in circumstances in which any of the indemnity provisions set forth in this Section 6 are for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Initial Purchasers, the Note Holders and the holders of the Warrants and Warrant Shares shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Initial Purchasers, the Note Holders, and the holders of the Warrants and Warrant Shares as incurred; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Initial Purchasers, the Note Holders, and the holders of the Warrants and Warrant Shares, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand, the Initial Purchasers on another hand, and the Note Holders and the holders of the Warrants and Warrant Shares on another hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand, the Initial Purchasers on another hand, and the Note Holders and the holders of the Warrants and Warrant Shares on another hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers or by the Note Holders and the holders of the Warrants and Warrant Shares and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue or alleged untrue statement or omission. The Company, the Initial Purchasers and the Note Holders and the holders of the Warrants and Warrant Shares agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 7(d), each Person, if any, who controls an Initial Purchaser, a Note Holder or a holder of a Warrant or Warrant Shares within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement in question, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

                  (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION  8.       Miscellaneous.

                  (a) Rule 144 and Rule 144A. Until the earliest of (i) the
                      ----------------------
completion of the Exchange Offer, (ii) two years following the Closing Date (or such shorter period as may be specified in Rule 144(k) as then amended) and
(iii) the date when all Registrable Notes have been sold pursuant to the Subject Registration Statement or are no longer Registrable Notes, the Company covenants that it will file the reports required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder for so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, and if the Company ceases to be so required to file such reports, it will upon the request of any holder of Registrable Notes, Registrable Warrants or Registrable Warrant Shares (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its Registrable Notes, Registrable Warrants or Registrable Warrant Shares without registration under the 1933 Act within the limitation of the exemptions provided by (A) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (B) Rule 144A under the 1933 Act, as such Rule may be amended from time to time or (C) any similar rules or regulations hereafter adopted by the SEC (provided that the obligations of the Company under any such similar rules or regulations shall not be more burdensome in any substantial respect than those referred to in clauses (A) or (B)). Upon the request of any holder of Registrable Notes, Registrable Warrants or Registrable Warrant Shares, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  (b) No Inconsistent Agreements. The Company has not entered
                      --------------------------
into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the holders of Registrable Notes, Registrable Warrants or Registrable Warrant Shares in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Note Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement,
                      ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Note Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided, however, that to the extent any provision of this Agreement relates to the Purchaser Shelf Registration Statement or otherwise to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions thereof may be given, by Oppenheimer & Co., Inc.; and provided, further, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 7 hereof shall be effective as against any holder of Registrable Notes, Registrable Warrants or Registrable Warrant Shares unless consented to in writing by such holder. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and Oppenheimer & Co., Inc. to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the staff of the SEC) or any change therein.

                  (d) Notices. All notices and other communications provided for
                      -------
or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or any courier providing overnight delivery (i) if to a Note Holder, at its address appearing in the register of the Notes and/or Exchange Notes kept by the Registrar (as defined in the Indenture) or at such other address as shall have been given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 8(d), which address initially is, with respect to the Initial Purchasers, the address care of Oppenheimer & Co., Inc. set forth in the Purchase Agreement, if to a holder of a Warrant or Warrant Share, at its address appearing in the register kept by the Warrant Agent and (iii) if to the Company initially at or in care of the Company's address set forth in the Purchase Agreement, or in each case to such other address notice of which is given in accordance with the provisions of this Section 6(d).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier providing overnight delivery.

                  (e) Successors and Assigns. This Agreement shall inure to the
                      ----------------------
benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Note Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms hereof or of the Purchase Agreement, the Indenture or the Offering Memorandum dated September 2, 1997; and provided, further, that Note Holders may not assign their rights under this Agreement except in connection with the permitted transfer of Registrable Notes and then only insofar as relates to such Registrable Notes. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (f) Third-Party Beneficiary. The holders of the Notes,
                      -----------------------
Warrants and Warrant Shares from time to time shall each be a third-party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and Oppenheimer & Co., Inc. shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of such holders hereunder.

                  (g) Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for
                      --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (j) Severability. In the event that any one or more of the
                      ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Guarantees. Each of the Guarantors agrees to take all such
                      ----------
actions necessary to include its guarantee of the Notes or the Exchange Notes in any Exchange Offer Registration Statement, Shelf Registration Statement or Purchaser Shelf Registration Statement to the extent required under the 1933 Act or as may be required in order for the Company to comply with its obligations hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       GOTHIC ENERGY CORPORATION

                                       By:
                                           ----------------------------------
                                           Michael K. Paulk
                                           President

                                       GOTHIC ENERGY OF TEXAS, INC.

                                       By:
                                           ----------------------------------
                                           Michael K. Paulk
                                           President

                                       GOTHIC GAS CORPORATION

                                       By:
                                           ----------------------------------
                                           Michael K. Paulk
                                           President

                                       OPPENHEIMER & CO., INC.

                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                       BANC ONE CAPITAL CORPORATION

                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                       PARIBAS CORPORATION

                                       By:
                                           ----------------------------------
                                           Name:
                                           Title: